Commodity Trends Strategy Fund	Currency Trends Strategy Fund (formerly Financial Trends Strategy Fund)	Direxion/Wilshire Dynamic Fund	Direxion Long/Short Global IPO Fund
Investor Class (DXCTX)	Investor Class (DXFTX)	Investor Class (DXDWX)	Investor Class (DXIIX)
Institutional Class (DXCIX)	Institutional Class (DXFIX)	Institutional Class (DXDIX)	Institutional Class (DXIPX)
Class C shares (DXSCX)	Class C shares (DXFCX)	Class C shares (DXWCX)	Class C shares (DXGCX)
Service Class	Service Class	Service Class	Service Class

each a Series of the
DIREXION FUNDS

Supplement dated December 2, 2011
to the Prospectus and Statement of Additional Information (“SAI”)
dated September 1, 2011

IMPORTANT NOTICE REGARDING CHANGE OF INVESTMENT POLICY FOR COMMODITY TRENDS STRATEGY FUND AND CURRENCY TRENDS STRATEGY FUND

Effective February 1, 2012, the Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Commodity Trends Strategy Fund, Currency Trends Strategy Fund and Direxion Long/Short Global IPO Fund (the “Funds”), each a series of the Trust, has approved the following revisions to the Funds’ names, investment objectives and/or investment strategies:

COMMODITY TRENDS STRATEGY FUND

Effective February 1, 2012, the Commodity Trends Strategy Fund will change its benchmark from the AFT Commodity Trends Indicator to the Auspice Broad Commodity Index.  In connection with the change of its benchmark, the Commodity Trends Strategy Fund will change its name to the Direxion Commodity Indexed Strategy Fund.  In addition, effective February 1, 2012, the Fund’s investment objective and principal investment strategy will be as follows:

Investment Objective
The Direxion Commodity Indexed Strategy Fund (formerly known as the Commodity Trends Strategy Fund) (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Auspice Broad Commodity Index (the “Index”).

Principal Investment Strategy

The Fund is managed to track the performance of the Index, which seeks to reflect trends (in either direction) in the commodity futures markets.  The Fund will invest up to 25% of its total assets in a wholly owned and controlled subsidiary (the “Subsidiary”).  When viewed on a consolidated basis, the Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund.  The Fund, directly and/or indirectly through the Subsidiary, primarily invests in a combination of commodity futures, commodity-linked notes and swap contracts (collectively, “Financial Instruments”).  The Fund may invest directly in exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to commodities and equity securities, as well as fixed income securities.  The Fund’s return is expected to be derived principally from the changes in the value of securities and its portfolio is expected to consist principally of securities.

Each of the positions in the Financial Instruments may be positioned either long or flat (no position) based on its price relative to its average price over a recent period, with the ability to change positions as frequently as daily if the Index is so adjusted.  The Financial Instruments provide the Fund with exposure to domestic and international markets, including the markets of emerging countries.  The fixed income securities in which the Fund may invest include U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less.  The Fund uses the fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis.  As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Fund’s use of Financial Instruments will have the economic effect of financial leverage.  Financial leverage magnifies the exposure to the swings in prices of an asset class underlying a Financial Instrument and results in increased volatility, which means that the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use the Financial Instruments that have a leveraging effect.  Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the Fund’s net asset value to be volatile.

The Index may rebalance monthly based on the historical volatility of each Index component.  In addition, the Fund may change the position in a component from long to having no position, or vice versa, as frequently as daily based on the prevailing trends of the component's price.  For example, the Index may change the position in a component from long having no position if there is a reversal in that component's price trend. The Fund generally repositions its portfolio holdings following each month-end in accordance with the rebalancing of the Index, but also may change the position in a component from long to having no position, or vice versa, in any given commodity on a daily basis if the Index is so adjusted.

The Fund is “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.  References below to the Fund include the Subsidiary where the context permits or requires.

Target Index
The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets.  The Index uses a quantitative methodology to track prices of a diversified portfolio of traditional commodity futures contracts, or “components.”  The 12 components are grouped into 3 sectors with the following percentage allocations as of May 6, 2011: (1) Agriculture: 42%; (2) Energy: 33%; and (3) Metals: 25%.  The Index rebalances monthly the position size of each component.  The position size that the Index takes in any component is dependent on the historical volatility of that component and the total Index value, and is independent of the volatility and position of other components in the Index. Each of the 12 components of the Index is positioned either long or flat (no position) by the Index, depending upon the direction of the price trend for that individual component.  The Index will modify its position in a component from long to flat, or vice versa, as frequently as daily based on the prevailing trends of the price of the component.  The Index on a rolling basis will replace expiring futures contracts based on an optimization process that selects a contract from the universe of all exchange-traded futures contracts within the next 13 month period.  The Index was created to yield a benchmark value of 1000 on January 1, 2000.

The Auspice indexes are the exclusive property of Auspice Capital Advisors Ltd. (“Auspice”).  Auspice and the Auspice index names are service mark(s) of Auspice or its affiliates and have been licensed for use for certain purposes by Direxion Commodity Indexed Strategy Fund.  The financial securities referred to herein are not sponsored, endorsed, or promoted by Auspice, and Auspice bears no liability with respect to any such financial securities.  No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any Auspice trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Auspice to determine whether Auspice’s permission is required.  Under no circumstances may any person or entity claim any affiliation with Auspice without the prior written permission of Auspice.

CURRENCY TRENDS STRATEGY FUND

Effective February 1, 2012, the Currency Trends Strategy Fund will change its benchmark from the Alpha Financial Technologies Financial Trends Indicator to the Alpha Financial FX Trends Index.  In connection with the change of its benchmark, the Currency Trends Strategy Fund will change its name to the Direxion Currency Trends Strategy Plus Fund.

In addition, effective February 1, 2012, the Fund’s investment objective and principal investment strategy will change.  Currently, the Fund’s investment objective is to seek investment results comparable to the performance of the Alpha Financial FX Trends Index (“FXTI”).

Effective February 1, 2012, the Fund’s investment objective and investment strategy will be:

Investment Objective

The Direxion Currency Trends Strategy Plus Fund (formerly known as the Currency Trends Strategy Fund and the Financial Trends Strategy Fund) seeks investment results, before fees and expenses, of 150% of the calendar month performance of the Alpha Financial FX Trends Index (“FXTI”), while implementing a strategic overlay to maintain the Fund’s exposure to the FXTI between 145% and 155%.  The Fund is different and riskier than most mutual funds.

The Fund seeks calendar month leveraged investment results and does not seek its objective for a different period of time.  The Fund is designed to be utilized only by knowledgeable investors who understand the potential consequences of seeking calendar month leveraged investment results and understand the risks associated with the use of leverage.

Principal Investment Strategy

The Fund is managed to track, after fees and expenses, 150% of the calendar month performance of the FXTI; an index which reflects price movements across eleven foreign currency components.  Additionally, at times when intra-month market fluctuations cause the Fund’s exposure to the FXTI to exceed 155% or fall below 145%, the Fund is managed to adjust the exposure back to 150%.  The Fund invests primarily in currency and financial futures contracts, options and swap contracts (collectively, “Financial Instruments”), that provide leveraged and unleveraged exposure to the FXTI.  The Fund also may invest in exchange-traded Funds (“ETFs”) and other investment companies that provide exposure to currency, financial and equity securities. The Fund invests in fixed-income securities as investments and to collateralize its commodity-linked derivative exposure on a day-to-day basis.  As a whole, the Fund’s investments are meant to track the investment returns of the Index within the limitations of the federal tax requirements applicable to regulated investment companies.

The Fund will attempt to achieve the same weightings among the Euro, Japanese Yen, Swiss Franc, Brazilian Real, British Pound, Canadian Dollar, Mexican Peso, Australian Dollar, New Zealand Dollar, Norwegian Krone and South African Rand as the FXTI, but may not, at all times, invest in the same underlying securities or derivatives.  In addition, on a day-to-day basis, the Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure.  Like the FXTI, the Fund’s investments in each sector will be positioned long or short depending upon price trends within that sector.  The Fund will reposition its portfolio holdings following each month-end in accordance with the rebalancing of the FXTI, but may also rebalance its portfolio throughout the month when intra-month market fluctuations cause the Fund’s exposure to the FXTI to exceed 155% or fall below 145%.  Pursuant to this strategy, in periods of high market volatility, the Fund may rebalance its portfolio as frequently as daily.

The Fund is a “non-diversified” fund, meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

Target Index.  The FXTI is an index which reflects price movements across eleven foreign currency components.  Unlike traditional indexes, which only reflect long positions in the relevant components, the FXTI may reflect either a long or a short position in each of the eight components.  This means that the value of a component of the FXTI should rise if the FXTI reflects a long position in that component and the price of the component rises or the FXTI reflects a short position in that component and the price of the component declines.  Conversely, the value of a component should decline if the FXTI reflects a long position in that component and the price of the component declines or the FXTI reflects a short position in that component and the price of the component rises.  The determination as to whether the FXTI reflects a long or short position in each component is reevaluated on a monthly basis based on the price behavior of each of the eleven components relative to its average price over a recent period, or “moving average,” in an attempt to capture the long-term economic advantage of rising and declining trends in the currency and fixed income markets.  As of January 1, 2011, the FXTI’s component allocations were:  (1) Euro:  15.0%; (2) Japanese Yen:  15.0%; (3) Swiss Franc:  15.0%; (4) Brazilian Real:  7.50% (5) British Pound:  7.50%; (6) Canadian Dollar:  7.5%; (7) Mexican Peso:  7.5%; (8) Australian Dollar:  6.25%; (9) New Zealand Dollar:  6.25%; (10) Norwegian Krone; and (11) South African Rand:  6.25%.

This Fund is not sponsored, endorsed, sold or promoted by Alpha Financial Technologies, LLC (“AFT”).  AFTs only relationship to Rafferty Asset Management, LLC is the licensing of certain trademarks and trade names of AFT and of the AFT FXTI index which was created, compiled, maintained and owned by AFT without regard to the security. All intellectual property and other items provided by AFT or its affiliate or agent in regard to the Index are furnished on an “as is” basis without warranties, guarantees or other terms concerning merchantability, title, absence of defects, fitness or use for a particular purpose, timeliness, accuracy, completeness, currentness, or quality. In addition, neither AFT nor its affiliates make any warranties or guarantees as to the results to be obtained in connection with the use of the AFT FXTI.

Additional Notes About the Fund
By seeking leveraged investment results, an investment in the Currency Fund will provide the potential for greater gains and losses relative to the performance of the Currency Fund’s target index.  On the last business day of each calendar month or at times when intra-month market fluctuations will cause the Currency Fund’s exposure to its target index to exceed 155% or fall below 145% of the performance of the target index (collectively, the “Reposition Date”), the Currency Fund will position its portfolio to ensure that its exposure to its target index is repositioned to 150%.  For example, if the FXTI gains 2% in a given calendar month, the Currency Fund would be expected to gain approximately 3%.  Conversely, if the FXTI declines 2% in a given calendar month, the Currency Fund would be expected to lose 3%.  However, for a period longer than between one Reposition Date and the next Reposition Date, the pursuit of the Currency Fund’s investment objective may result in leveraged compounding, which means that the return of the target index over a period of time greater than between one Reposition Date and the next Reposition Date, multiplied by the Currency Fund’s calendar month target (150%), generally will not equal the Currency Fund’s performance over that same period.

On February 1, 2012, the Currency Fund will be very different from most mutual funds.  First, the Currency Fund will pursue leveraged investment goals, which means that the Currency Fund will be riskier than alternatives that do not use leverage because the Currency Fund will magnify the performance of the benchmark of an investment.  Second, an investor who purchases shares on a day other than a Reposition Date will generally receive more, or less, than 150% exposure to the target index from that point until the next Reposition Date.  The actual exposure is a function of the performance of the benchmark between one Reposition Date and the next Reposition Date.  If a Currency Fund shareholder holds his or her shares through a Reposition Date or multiple Reposition Dates, the Currency Fund’s performance is likely to deviate from the multiple of the benchmark performance for the longer period.  This deviation will increase with higher index volatility and longer holding periods.  Further, the return for investors that invest for periods less than the period of time between one Reposition Date and the next Reposition Date may not be the product of the return of the target index for such shorter period.

For investments held through a Reposition Date or multiple Reposition Dates, volatility in the performance of the benchmark will cause of any disparity between the Currency Fund’s actual returns, the product of the Currency Fund’s beta and the returns of the benchmark for such longer period.  Volatility will cause such disparity because it exacerbates the effects of compounding on the Currency Fund’s returns.

The Currency Fund should be utilized only by sophisticated investors who (a) understand the risks associated with the use of leverage; and (b) understand the consequences of seeking leveraged investment results.  Investors who do not understand the Currency Fund should not buy its shares.  There is no assurance that the Currency Fund will achieve its objectives and an investment in the Currency Fund could lose money.  No single Fund is a complete investment program.

DIREXION LONG/SHORT GLOBAL IPO FUND

Effective February 1, 2012, the Direxion Long/Short Global IPO Fund will change the index from which it selects securities for the “Long Component” portion of its principal investment strategy from the IPOX Global Sequential Portfolio to the FTSE Renaissance Global IPO Index.  Accordingly, effective February 1, 2012, the Fund’s principal investment strategy, as described on page 22 of the prospectus, will be:

Principal Investment Strategy
The Direxion Long/Short Global IPO Fund invests primarily in equity securities issued in connection with IPOs and spin-offs of domestic and foreign issuers, including issuers in emerging markets, and financial instruments that provide exposure to these IPOs.  These financial instruments include, but are not limited to: American and global depositary receipts; futures contracts; options on securities, indices and futures contracts; equity caps, collars and floors; swap agreements; forward contracts; reverse repurchase agreements; and ETFs and other investment companies.  In addition, on a day-to-day basis, the Direxion Long/Short Global IPO Fund will hold U.S. government securities, short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash and other cash equivalents with maturities of one year or less to collateralize its derivatives exposure.  The Direxion Long/Short Global IPO Fund’s investments in IPOs will be positioned long or short, depending upon the Adviser’s outlook for an IPO.

Under normal circumstances, the Direxion Long/Short Global IPO Fund is managed by the Adviser pursuant to the global long/short strategy (“Strategy”).  The Strategy classifies IPO’s as a distinct asset class for a substantial period of time in aftermarket trading.  It is based on the concept that non-fundamental, institutional frictions (such as short-selling constraints, lack of analyst coverage or the “quiet” period) drive positive short-term IPO returns.  However, the Strategy also is based on the belief that, while a large number of global companies go public over market cycles, relatively few such companies will perform well over the long-term due to a gradual correction of an initial overvaluation.

Pursuant to the Strategy, the Adviser constructs a long/short portfolio of IPO stocks using a well-defined quantitative index calculation procedure.  The portfolio includes approximately +100% of IPOs from a dedicated FTSE Renaissance Global IPO Index  (representing the Strategy’s “Long Component”) and approximately between -30% to -100% of exposure to one or more domestic or global broad based market indexes (representing the Strategy’s “Short Component”).  Stocks selected for the Long Component include IPO stocks that have traded for fewer than two years, when they become seasoned equities. The Long Component reflects the investability of its constituents by using a free float-adjusted weighting approach and includes all institutionally-investable IPOs in developed and emerging markets, as defined by the FTSE Renaissance Global IPO Index, of operating companies that list with an initial investable market capitalization of at least $100 million. The Direxion Long/Short Global IPO Fund may invest in an IPO at its initial offering price or at a period of time subsequent to the IPO.

The Direxion Long/Short Global IPO Fund is a “non-diversified,” meaning that a relatively high percentage of its assets may be invested in a limited number of issuers of securities.

IMPORTANT NOTICE REGARDING
CONVERSION OF INVESTOR CLASS SHARES OF THE FUNDS TO CLASS A SHARES

Effective February 1, 2012, the Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the adviser for the Commodity Trends Strategy Fund, Currency Trends Strategy Fund, Direxion/Wilshire Dynamic Fund and Direxion Long/Short Global IPO (the “Funds”), each a series of the Trust, has approved the conversion of the Funds’ Investor Class shares to Class A shares.

On February 1, 2012, each Fund will begin selling Class A shares and will automatically convert its all outstanding Investor Class shares to Class A Shares.  Prior to this conversion, shareholders of Investor Class shares may redeem their investments as described in the Funds’ Prospectus.  If shares are not redeemed prior to the conversion, each shareholder investment(s) in Investor Class shares of the Funds will convert Class A shares of the same Fund equal to the aggregate value of their Investor Class shares.

Effective February 1, 2012, the Class A shares will be offered by each Fund.  The fees and charges related to the Class A shares are shown in the table below.

Class A
Sales Charge (Load) Imposed on Purchases	5.50%
Contingent deferred sales Charge (“CDSC”)	None.
Distribution/Service (Rule 12b-1) Fee	0.25%
Redemption Fee	1.00%

NOTE:  Any Investor Class shareholder whose shares are converted into Class A shares will not have to pay the Class A front-end sales load as part of the conversion.

For more information, please contact the Funds at (800) 851-0511.

Please retain this Supplement with the Prospectus and SAI.